EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Exactech, Inc. on Form S-8 of our report dated February 4, 2000, appearing in the Annual Report on Form 10-K of Exactech, Inc. for the year ended December 31, 1999.

                                     /s/ Deloitte & Touche
                                     ---------------------
                                     Jacksonville, Florida
                                     November 15, 2000